Exhibit 10.39
AMENDMENT NO. 1 TO MASTER SERVICES AGREEMENT

This amendment (the "Amendment") to the Master Services Agreement by and between X4 Pharmaceuticals, Inc., a Delaware corporation with a business address at 784 Memorial Drive, Suite 140, Cambridge, MA 02139 ("X4"), and Aptuit (Oxford) Limited, incorporated in England and Wales, having an address at 111 Innovation Drive, Milton Park, Abingdon, Oxfordshire, OX14 4RZ, England (the "Company"), dated February 19, 2016 (the "Agreement"), incorporated by reference herein, is effective on 23rd November 2016 (the "Effective Date").

RECITALS

WHEREAS, X4 and Company wish to add the Affiliates of Company (as listed in Annex A hereto) to the Agreement such that they can provide Services under the Agreement, effective 23rd November 2016; and

WHEREAS, this Amendment sets out and/or refers to the additional terms and conditions upon which such change shall be undertaken.

Now, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained in this Amendment, the parties hereto agree as follows:

1.  Defined terms in the Agreement shall have the same meaning in this Amendment.

2. With X4's prior written consent, the Company may use the Services of its corporate Affiliates to fulfil Aptuit's obligations under the Agreement. Any Affiliate so used shall be subject to all of the terms and conditions applicable to the Company under the Agreement and entitled to all rights and protections afforded to the Company under the Agreement. For the avoidance of doubt, a fully executed Statement of Work clearly stating the intention to use Company's Affiliates shall suffice for the aforementioned prior written consent.

3. Save as otherwise expressly referred to in this Amendment the terms and conditions of the Agreement shall apply in all other respects and remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT on the Effective Date.

X4 PHARMACEUTICALS, INC.	APTUIT (OXFORD) LIMITED

By: /s/ John Celebi	By: /s/ Petra Dieterich
Printed Name: John Celebi	Printed Name: Petra Dieterich
Title: Chief Operating Officer	Title: Senior Director API, Head of Site